File No. 33-11351
                                               Rule 497(e)


               STEIN ROE INVESTMENT TRUST
           Stein Roe Capital Opportunities Fund

           Supplement to Feb. 1, 1999 Prospectus
                      ________________

     Effective May 6, 1999, the portfolio managers of Stein Roe Capital Opportunities Fund are Erik P. Gustafson and David P. Brady. Mr. Gustafson joined Stein Roe & Farnham Incorporated in 1992 as a portfolio manager for privately managed accounts and is a senior vice president. He is portfolio manager of SR&F Growth Investor Portfolio (the master fund of Stein Roe Young Investor Fund and Stein Roe Growth Investor Fund) and SR&F Growth Stock Portfolio. Mr. Brady joined Stein Roe in 1993 as an associate portfolio manager of Stein Roe Special Fund and is a senior vice president. He is portfolio manager of SR&F Growth Investor Portfolio and Stein Roe Large Company Focus Fund and associate portfolio manager of SR&F Growth Stock Portfolio.

                 This Supplement is Dated May 19, 1999